As filed with the Securities and Exchange Commission
                                on April 9, 1997

                                               Registration No. 333-24465
       -------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                               AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        ---------------------------------
                        United States Filter Corporation
             (Exact name of registrant as specified in its charter)

DELAWARE                                  33-0266015
(State or other jurisdiction        (I.R.S. Employer
of incorporation or organization)   Identification No.)

                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (619) 340-0098

               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                               -------------------

                               DAMIAN C. GEORGINO
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        UNITED STATES FILTER CORPORATION
                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (619) 340-0098
                     (Name, address, including zip code, and
          telephone number, including area code, of agent for service)
                               -------------------

                                    Copy to:
                                JANICE C. HARTMAN
                           KIRKPATRICK & LOCKHART LLP
                              1500 OLIVER BUILDING
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 355-6500

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after this registration statement becomes effective.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on April 8, 1997.

                              UNITED STATES FILTER CORPORATION

                              By:   /s/ Richard J. Heckmann
                                    ---------------------------
                                    Richard J. Heckmann
                                    Chairman of the Board, President
                                    and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.

            Signature                      Capacity               Date
            ---------                      --------               -----
                                    Chairman of the         April 8, 1997
/s/ Richard J. Heckmann             Board, President
----------------------------------  and Chief Executive
Richard J. Heckmann                 Officer (Principal
                                    Executive Officer)
                                    and a Director

                                    Vice President and      April 8, 1997
/s/ Kevin L. Spence                 Chief Financial
----------------------------------  Officer (Principal
Kevin L. Spence                     Financial and
                                    Accounting Officer)

              *                     Executive Vice          April 8, 1997
----------------------------------  President and a
Michael J. Reardon                  Director


              *                     Senior Vice President   April 8, 1997
----------------------------------  and a Director
Tim L. Traff


              *                     Director                April 8, 1997
----------------------------------
James E. Clark

                                    Director

----------------------------------
John L. Diederich


                                    Director

----------------------------------
Robert S. Hillas


              *                     Director                April 8, 1997
----------------------------------
Arthur B. Laffer


                                    Director
----------------------------------

Alfred E. Osborne, Jr.



               *                    Director                April 8, 1997
----------------------------------
J. Danforth Quayle


                                    Director

----------------------------------
C. Howard Wilkins, Jr.


*By: /s/ Damian C. Georgino                                 April 8, 1997
     ----------------------
     Damian C. Georgino
     Attorney-in-Fact

                                  EXHIBIT INDEX



 EXHIBIT                    DESCRIPTION                      SEQUENTIAL PAGE
 NUMBER                     -----------                           NUMBER
 -------                                                     ---------------
     5.01      Opinion of Damian C. Georgino as to the
               legality of the securities being registered
               (previously filed)
    23.01      Consent of Damian C. Georgino (included in
               Exhibit 5.01)
    23.02      Consents of KPMG Peat Marwick LLP and KPMG
               Audit Plc (previously filed)
    23.03 Consent of Price Waterhouse LLP (previously filed)
    23.04 Consent of Ernst & Young LLP (previously filed)
    23.05      Consent of Arthur Andersen LLP
    24.01 Powers of Attorney (included on original signature page of this registration statement)